SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                   ------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 9, 1998
                                                 -------------


                  CELLULAR COMMUNICATIONS INTERNATIONAL, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Delaware                     0-19363                           13-3221852
--------------------------------------------------------------------------------
(State or Other               (Commission                       (IRS Employer
Jurisdiction of               File Number)                   Identification No.)
Incorporation)


110 East 59th Street, New York, New York                              10022
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's Telephone Number, including area code (212)906-8480
                                                   -------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events.

     On March 9, 1998, Cellular Communications International, Inc. (the "Company"), announced that it was extending its previously announced offer to purchase all of its outstanding 13-1/4% Senior Discount Notes due 2000 and that it was amending the minimum tender condition of the offer to reduce the minimum percentage of Senior Notes required to be validly tendered from 90% to 80%. The offer has been extended through 5:00 p.m., New York City time, on Tuesday, March 17, 1998. According to The Chase Manhattan Bank, the depositary for the solicitation, approximately $232,389,000 (82.55%) aggregate principal amount at maturity of Senior Notes had been tendered as of 5:00 p.m., New York City time, on Monday, March 9, 1998.

     A copy of the press release issued by the Company announcing the above is attached hereto as an exhibit and incorporated herein by reference.


Item 7.     Financial Statements and Exhibits.

            Exhibits

            99    Press Release issued March 9, 1998.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                        CELLULAR COMMUNICATIONS INTERNATIONAL, INC.
                                          (Registrant)


                        By: \s\ Richard J. Lubasch
                        Name: Richard J. Lubasch
                        Title: Senior Vice President, Treasurer, Secretary
                                and General Counsel


Dated: March 11, 1998

                                  EXHIBIT INDEX



Exhibit                                                                 Page


99          Press Release issued on March 9, 1998.